UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2024

NATURAL RESOURCE PARTNERS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana St., Suite 3325 Houston, Texas 77002
(Address of principal executive office) (Zip Code)

(713) 751-7507
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	NRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.         Entry Into a Material Definitive Agreement

The information under Item 2.03 below is incorporated herein by reference.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 1, 2024, NRP (Operating) LLC (“OpCo”) exercised its option under the Third Amended and Restated Credit Agreement, dated as of June 16, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Facility”), to increase the total aggregate commitment under the Credit Facility by $15.0 million from $185.0 million to $200.0 million. The increase in the total aggregate commitment is being made pursuant to an accordion feature of the Credit Facility. The Credit Facility otherwise continues to operate under its existing terms and conditions in all material respects.

In connection with this increase, Frost Bank increased its commitment by $15.0 million from $25.0 million to $40.0 million, pursuant to that certain Commitment Increase Agreement by and among OpCo, Zions Bancorporation, N.A. dba Amegy Bank, in its capacity as administrative agent under the Credit Facility, and Frost, Bank dated as of February 14, 2024 (the “Commitment Increase Agreement”). The Commitment Increase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The summary of the Commitment Increase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 8.01.         Other Events

On February 14, 2024 (the "exercise date"), holders of Natural Resource Partners L.P.'s (the "Partnership's") warrants to purchase common units ("warrants") exercised 500,000 warrants with a strike price of $34.00. The 15-day VWAP ending on the business day prior to the exercise date was $93.47. On February 16, 2024, the Partnership settled the warrants on a net basis with $29.7 million in cash. Of the originally issued 4.0 million warrants, 0.3 million warrants with a strike price of $34.00 remain outstanding.

Item 9.01.         Financial Statements and Exhibits

(d)	Exhibits.

10.1	Commitment Increase Agreement dated as of February 14, 2024, by and among NRP (Operating) LLC, Zions Bancorporation, N.A. dba Amegy Bank, and Frost Bank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P. (Registrant)

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its General Partner

Date: February 20, 2024		/s/ Philip T. Warman
Philip T. Warman
General Counsel

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